China Gengsheng Minerals Corporation

China Gengsheng Minerals, Inc.
(OTCBB: CHGS)



COMPANY PRESENTATION

September 2009

Providing **mineral-based, energy-efficient & environmentally friendly** *industrial materials for steel, oil & solar companies worldwide.*

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Company Overview

Leading Chinese Refractory Maker

- Over 23 years of operating history
- Leading player in China's monolithic refractory market



4 Mineral-Based Industrial Products

- Refractories (steel mills)
- Ceramics (chemical, petro, and electronics industries)
- Proppants (oil and gas drillers)
- Abrasives (solar, precision instrument manufacturers)

A-List Customers Around the World

- A total of about 200 customers in 12 countries incl. China
- Top Chinese steel makers incl. Baosteel & Angang
- Chinese oil majors (PetroChina, Sinopec and CNOOC)
- Foreign customers include ArcelorMittal

A Culture of Innovation

- Mgmt has over 20 years of industry experience
- R&D team of 54; newly formed provincial-level R&D center
- Over 50 new products; won 9 national and provincial awards
- 4 patents in monolithic refractories & ceramics

** Source: Management estimate*

Equity Snapshot



Stock Symbol:	CHGS (OTC BB)
RTO Date:	April 2007
Recent Stock Price:	$1.48 (as of 9/25/2009)
Shares Outstanding:	24M
Market Capitalization:	$35.6M
Avg. Trading Volume:	9.9K
Insider Ownership:	70.25%
Fiscal Year End:	December 31
FY08 EPS (diluted):	$0.17 (vs. $0.14 in '07)
2Q09 EPS (diluted):	$0.09
P/E (FY09 consensus):	6.4x

Investment Highlights

- Fast-growing industrial material supplier in China positioned for explosive growth
- Ability to secure long-term supply of key raw material (bauxite)
- Entering $2 billion market (China and Taiwan) producing Fine Precision Abrasives for solar cell producers and precision instrument industries
- Net Margins 12%-14% / Gross Margins 30%-40%
- Attractive stock valuation (6.4x FY09 analyst est.)





4 Product Lines

Products	Strategy	Annual Capacity (metric tons)
Refractories	Sales + services; banking on steel sector retooling	100K (mono) + 15K (shaped)
Ceramics*	Complements the growth in steel & oil sectors	150K units
Proppants	More drilling activity as global economic recovers	60K
Abrasives	Attractive margin; targeting semi & solar sectors	20K (in trial production)

Includes abrasive balls and electronic ceramics


Revenues
US $,000
60,000
50,000
40,000
30,000
20,000
10,000
0
06-08 CAGR 34.6%
FY06
FY07
FY08
1H09


1H09 Revenue Breakdown
Fracture proppant 15%
ceramic 2%
Monolithic Refractory 83%
Monolithic Refractory
Industrial ceramic products
Fracture proppant products

Core Product - Refractories

ASTM C 71-01 definition of refractory: Nonmetallic materials having those chemical and physical properties that make them applicable for structures, or as components of systems, that are exposed to temperature of above 1000º F (538ºC).



- **Refractory can withstand high temperatures and are used during heavy industrial production processes**
- **In steel mills, refractory products are used as linings in hot ovens, where molten iron and steel are refined and transferred between vessels**
- **In China, steel mills consume 28kg of refractories per ton of steel produced***
- **High-grade refractories are customized with targeted performances to ensure durability and safety and to minimize heat and mass transfer losses**

**Source: Association of China Refractories Industry, 2005 data*

Monolithic Refractories

A refractory which may be installed *in situ*, without joints to form an integral structure



Brick



Monolithic

Advantages

- Lower energy consumption
- Higher installation efficiency and reduced installation costs
- Higher safety due to joint-free structure
- Lower material consumption
- More adaptable to complicated configurations

China's Steel Sector

$580B stimulus package helped stabilize demand

- **Car sales rose 30% from January to August**
- **Capacity utilization at Chinese steel mills averaged 80-90%**
- **Domestic steel prices began to rise in 2Q09**

- **Govt mandate: efficiency, energy-saving, and consolidation in steel sector**

- **Chinese refractory market is estimated to be over $14B, in which monolithics at $5B*.**

China Annual Steel Output 2001-2008


(Mlns of metric to
'01-'08 China Steel Output CAGR 18.7%
Source:
World Steel
Association



** Bloomberg News article in February 2009 **People's Daily; ***Bloomberg News article in August 2009, * *** Chinese Bureau of Statistics*

Competition for Refractory

- Most Chinese manufacturers, like Gengsheng, began in the 1980s as Town & Village-owned Enterprises (TVEs)





- There are currently 2,000 different manufacturers of industrial refractories in China, constituting a very fragmented market
- Most Chinese refractory manufacturers are based in or near resource-rich provinces (e.g., Henan, Shanxi, Liaoning, Shandong, Hebei, etc.)

Refractory Customers

Top 5 Customers of Gengsheng	% of '08 Rev.*
Shandong Steel Co.	17.5%
Jiuquan Iron & Steel Co.	9.1%
Yangtze Iron & Steel Co.	5.8%
Heilongjiang Jianlong Steel	5.4%
Ispat Group in India	4.1%
Total	**41.9%**

Source: Management estimates, based on existing contracts

Customers include other top Chinese Steel Makers

1. BAOSTEEL
2. HBIS 河北钢铁集团
3. 鞍山钢铁集团公司 Anshan Iron and Steel Group Corporation

Full-Service Programs

- **Full-Service Programs, Launched in 2003, Gengsheng's full-service programs now contributes over 50% to total sales***



- **Few refractory makers in China are capable of providing "full services" to steel manufacturers**
- **CHGS oversees installation and maintenance of refractory on site**
- **Lowers overall costs for steel manufacturers**
- **Contracts typically last for 2 years; value based on steel output; monthly revenue streams**

- **Top 1 provider of refractory used in steel-rolling reheat furnaces in China**

2nd Product: Proppants





- Fracture proppant are tiny pellets and used to squeeze out trapped pockets of oil and natural gas deposits

- The fracture proppant market in China is currently about $400M.*

- The demand for proppants has been driven by the growth of oil-drilling activity worldwide, which is in turn a function of crude oil prices

- High-grade proppants are highly resistant to pressure and they are estimated to be able to enhance oil well yield by 12%*

** Source: Management estimates*

耕生 gengsheng

中国耕生矿物公司

China Gengsheng Minerals Corporation


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oil
oil
oil
oil
oil

耕生 gengsheng 中国耕生矿物公司 China Gengsheng Minerals Corporation

Rapid Market Penetration

Proppant Customers

中国石油天然气集团公司 CHINA NATIONAL PETROLEUM CORPORATION

中国石化 SINOPEC

- Commercial launch in 2Q07
- Proppant products have been certified as tier-1 supplier by **PetroChina, Sinopec and CNOOC** and passed tests conducted by China Petroleum & Chemical Industry Association (CPCIA)
- Export started in Oct. 2008, international customers including America, Canada, Russia. etc

Competitors	Location	First Year of China Operation	Production Capacity (tons/year)
China Gengsheng	Gongyi City, Henan	2006	60K
Carbo Ceramics Inc.	Luoyang City, Henan	2001	40K
Saint-Gobain Proppants (Guanghan)	Guanghan, Sichuan	2006	40K
Yixing Orient Petroleum Proppant Co.	Yixing City, Jiangsu	1986	80K

Robust Sales Growth



Sales of fracture proppants
US $,000
6000
5000
4000
3000
2000
1000
0
1H08
$2.1M
YoY Growth Rate 89%
1H09
$4.0M
$5.1M
$450k
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
FY07
FY08
FY2007
FY2008
FY2009

耕生®
gengsheng
中国耕生矿物公司
China Gengsheng Minerals Corporation

New Proppant Facilities

Production Line	Product Specs	Year of Completion	Location	Annual Capacity (metric tons)
Proppant Line I	52M Pa 86M Pa	Dec. 2006	Gongyi City, Henan	30K
Proppant Line II*	52M Pa 69M Pa 86M Pa 102M Pa	Apr. 2009	Gongyi City, Henan	30K

** Line II uses a proprietary "Revolving Kiln" technology*

New Product: Abrasives

➢The abrasives are ultra-fine grains made from green silicon carbide (SiC), white fused alumina, and blended materials.

- ➢Used to slice solar ingots to make wafers or polish the surface of solar panels or high-precision instrument
- ➢ The demand for fine precision abrasives has been driven by the growth of solar power
- ➢Precision abrasives are mainly used as one of the essential auxiliary materials in the solar sector
- ➢Every 1GW of solar cell capacity require 20K tons of the abrasives*



Raw Material- green silicon carbide (SiC)



Fine Precison Abrasive- 500 diameters under the microscope

* *Management estimate*

中国耕生矿物公司
China Gengsheng Minerals Corporation

Demand in Solar

- Used by solar cell producers to make wafers from polysilicon
- China's installed solar energy capacity is currently approx. 40MW
- Gov't mandate is to bring that capacity to over 10GW by 2020*
- In 2008, The market for solar-related abrasive products in China is estimated to be $750M.**



Main Application:
Wire slicing of silicon ingots



- *China Daily*
- *** Source: Management estimates*

Currently in Trial Production

- Our Fine Precision Abrasives is targeted at domestic producers of solar products
- Only 2 Chinese producers have capacity of more than 15K tons
- 50% of Market Controlled by Japanese Supplier
- High-quality & reliable products:
  New Patented Process & high-purity supply of raw material
- One contract signed with a Taiwanese vendor for 200-500 tons per month; First Commercial Shipments expected in 4Q09
- Targeting 20% of solar-related market within 3 years



New facility

Capacity of 20k Metric tons

GM 45%+



Experienced Management

Professor Shunqing Zhang
CEO, President & Chairman

- Managed a govermental water utility in 1970s and a local coal mine in 1980s
- Ran the initial refractory manufacturing plant in the early
- Bought Gengsheng's predecessor for $1,250 in 1986
- Recipient of several Technology Advancement Awards

Dr. Kai Shi, Chief Engineer

- An authority figure in refractory technology
- Worked as vice president and chief engineer at Xinxiang Boma Refractories Co. in Henan
- Recipient of 2 patents and several national/ local awards in refractory technology

Dr. Zhenyong Bi, Vice President

- Ph.D. in Materials Eng. at University of Science & Technology Beijing
- Senior researcher at Luoyang Institute from 1997-2002
- Joined China Gengsheng Minerals in 2002 as sales manager and appointed as Vice President since 2008
- Recipient of Tech-Advancement Awards

Dr. Ningsheng Zhou
Director & Senior Adviser

- Director of High Temp. Materials Institute at Henan Univ. of Sci. & Tech.
- Ph.D. in Metallurgy and Materials Eng. at University of Montreal, Canada
- Visiting scholar at Dolomitwerke GmbH Wuelfrath, Germany, focused on castables
- Senior researcher at Luoyang Institute from 1982-2004; R&D breakthrough in steel ladles
- Recipient of 7 national/local awards for achievements in monolithic refractories

Financial Highlights

- Potential Explosive Revenue and Earnings Growth with new product: Fine Precision Abrasives

- Historical Revenue/Earnings Growth minimum 20-25%

- 30.5% Gross Margin (2Q09)

- 14% Net Margin (2Q09)

- Effective expense control



50
45
40
35
30
25
20
15
10
5
0
18.9
2.2
22.2
3.9
27.5
4.5
39.7
8.3
49.8
4.1
FY04
FY05
FY06
FY07
FY08
Revenue
Pro Forma Net

Source: Company filings

耕生 gengsheng
中国耕生矿物公司
China Gengsheng Minerals Corporation

Income Statement

In Mln's of USD, except EPS

	Six Months Period		Three Months Period	
	June 30, 2009 (Unaudited)	June 30, 2008 (Unaudited)	June 30, 2009 (Unaudited)	June 30, 2008 (Unaudited)
Revenues	$ 26.8	$ 24.0	$ 14.4	$ 14.3
Gross profit	8.1	9.0	4.4	5.4
SG&A	3.0	2.6	2.5	2.6
Income from operations	3.0	4.2	1.6	2.8
Net income	3.1	3.5	2.0	2.3
Diluted EPS	0.12	0.15	0.09	0.10

Balance Sheet

In Mln's of USD	June 30, 2009 (Unaudited)	Mar. 31, 2009 (Unaudited)
Cash and cash equivalents	$ 2.0	$ 3.8
Receivables*	34.0	35.4
PPE, net	14.3	10.6
Total current liabilities	36.9	32.5
Total stockholders' equity	46.2	44.4

Effective Expense Control



G&A+S&M Expenses
As % of Revenue
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.8%
11.9%
12.2%
10.9%
8.8%
6.1%
8.8%
7.6%
2006A
2007A
2008A
1H09

	2006A	2007A	2008A	1H09
Total G&A +S&M As % of Revenue	22.5%	18.1%	21.0%	18.5%

General and administrative expenses — Selling expenses

Profitability

	2Q09	2Q08	FY08	FY07
Gross Margin	**30.5%**	**38.0%**	**32.1%**	**40.5%**
- Refractories*	27.8%	37.6%	33.3%	40.8%
- Proppants*	37.9%	37.8%	25.9%	22.4%
- Ceramics*	39.4%	47.0%	26.0%	38.0%
Operating Margin	**11.0%**	**19.4%**	**10.2%**	**9.1%**
Net Margin	**14.2%**	**16.1%**	**8.2%**	**7.6%**

We recently signed a contract with Chinalco's Gongyi division, which owns a local bauxite mine, ensuring 250K-300K tons per year. Long-term growth margin expectation: 30%+.

Source: Company filings

** Segment gross margins do not include adjustments for internal transaction items*

Value Proposition

China Gengsheng is well-positioned to capture a significant share of the $2 billion market for Fine Precision Abrasives in China and Taiwan. Our new state-of the art factory and patented process give our company an important competitive advantage in this market sector.

Additionally, the market for our core products is strong and growing. Our history of profitability and innovation, matched with our experienced and disciplined management team should give investors confidence that Wall Street will reward us with a higher valuation than our current stock price of $1.48 (as of 9/25/2009).

Thank You!



INVESTOR CONTACTS

- **In China:**
  Ms. Wendy Sun
  China Gengsheng Minerals, Inc.
  Phone:+86-159-3870-8666
  Email:
  wendyshure@gengsheng.com

- **In the U.S.:**
  Grayling
  Mr. Valentine Ding
  Phone: +1-646-284-9412
  Email:
  valentine.ding@us.grayling.com